April 23, 2004





SECURTIES  AND  EXCHANGE  COMMISSION
Washington  DC



Dear  Sir:

Forwarded herewith is the Proxy Statement, Form of Proxy and Notice of Annual Meeting of the Stockholders, to be held on May 25, 2004. The proxy material will be mailed to the Stockholders on or about April 25 , 2004.

Preliminary proxy material was not filed because the only matter to be acted upon is the election of the board of directors.

                                          Very  truly  yours,

                                          THE  RESERVE  PETROLEUM  COMPANY



                                          /s/  James  L.  Tyler

                                          James  L.  Tyler
                                          Vice  President

                          THE RESERVE PETROLEUM COMPANY
                    PROXY OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 2004
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


KNOW  ALL  MEN  BY  THESE  PRESENTS:
     That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 25, 2004, at 3:00 p.m., and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.

     This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 2003 Annual Stockholders' Meeting.

                         Election of Directors
                               WITHHOLD
      VOTE FOR             AUTHORITY TO VOTE            NOMINEE
      --------           ---------------------          -------
       (  )                     (  )                    Mason  McLain
       (  )                     (  )                    Robert  T.  McLain
       (  )                     (  )                    Jerry  L.  Crow
       (  )                     (  )                    Robert  L.  Savage
       (  )                     (  )                    Marvin  E.  Harris,  Jr.
       (  )                     (  )                    William M. (Bill) Smith
       (  )                     (  )                    Doug  Fuller

                   (Continued and to be signed on other side)

                          (Continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

     This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned has executed this Proxy on the____day of _______________2004.

                                           -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Signature  if  held  jointly

                                           -------------------------------------
                                           Address

     Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          THE RESERVE PETROLEUM COMPANY
                          6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                                  May 25, 2004


To  The  Stockholders:

The annual meeting of stockholders of The Reserve Petroleum Company (the "Company") will be held on Tuesday, the 25th day of May, 2004 at 3:00 o'clock p.m. CDT at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, for the following purposes:

     1. Electing seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

     2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on the 25th day of April 2004, will be entitled to notice of or to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open for examination by any stockholder during the ordinary business hours, for a period of ten (10) days preceding the meeting, at the Company's offices at 6801 N. Broadway, Suite 300 Oklahoma City, Oklahoma. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy. If you attend the meeting you may vote your shares in person even though you have previously signed and returned your proxy.

                                       By  Order  of  the  Board  of  Directors,



                                       Mason  McLain,  President

                                  United States
                       Securities and Exchange Commission
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.14a-11  (c)  or  240.14a-12

                          THE RESERVE PETROLEUM COMPANY
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  Required.
[ ]  Fee  computed  on table  below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title  of  each  class  of  securities to which transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:

[ ]  Fee  paid  with  Preliminary  Proxy  Statement
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount  Previously  Paid:

         --------------------------------------------------
     2)  Form,  Schedule  or  Registration  Statement  No.:

         --------------------------------------------------
     3)  Filing  Party:

         --------------------------------------------------
     4)  Date  Filed:

                          THE RESERVE PETROLEUM COMPANY
                                    Suite 300
                                6801 N. Broadway
                       Oklahoma City, Oklahoma 73116-9092


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2004


                            SOLICITATION OF PROXIES


The accompanying Proxy is solicited by the Board of Directors of The Reserve Petroleum Company (the "Company") for use at the annual meeting of stockholders of the Company to be held in Oklahoma City, Oklahoma, on Tuesday the 25th day of May, 2004, and at any adjournment thereof. The Company will bear the costs of solicitation, which are estimated to be approximately $22,000, of which amount approximately $18,000 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such persons. The Company will reimburse the forwarding expense.

When proxies on the enclosed form are returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. When a stockholder specifies on the proxy form a choice on a matter with respect to which a ballot is provided, the shares will be voted according to the specifications made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted for the nominees. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same by written notice to the Secretary of the Company at any time before it has been exercised.

This proxy statement is first being sent to stockholders on or about April 25, 2004.


                                  ANNUAL REPORT


The Company's annual report for the year ended December 31, 2003, on Form 10-KSB as filed with the Securities and Exchange Commission, is enclosed herewith, but neither the report nor the financial statements included therein are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.

                  VOTING RIGHTS AND PRINCIPAL SECURITY HOLDERS

Voting rights are vested exclusively in the holders of the Company's common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the meeting. Only stockholders of record at the close of business on April 25, 2004, will be entitled to receive notice of and to vote at the stockholders' meeting. On the record date, there were 165,858.64 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the record date of April 25, 2004, specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of the shareholders of record on the record date.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board of Directors requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote, provided a quorum is present. Proxies specifying "withheld" authority will have the same effect as a vote "against" the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 25th, the meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the by-laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

                             DIRECTORS AND OFFICERS

In  General
-----------

The seven (7) persons named below are nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their
respective successors are elected and qualified.        If any nominee is unable
to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee is currently a director and each has served continuously as a director since the date of his first election or appointment to the Board.

                                                                   Position Held
                                         Position/Office Held      Continuously
     Name                      Age          With  Company             Since
     ----                      ---     ---------------------      ------------
(1)  Mason  McLain              77     President                  May  3,  1955

(1)  Robert  T.  McLain         74     1st  Vice  President       May  2,  1972

     Robert  L.  Savage         56     None                       May  6,  1975

(1)  Jerry  L.  Crow            67     None  (Retired             May  4,  1982
                                       December  31,  2003)

     Marvin  E.  Harris,  Jr.   52     None                       May  7,  1991

     William  M. (Bill) Smith   45     None                       May  5,  1998

     Doug  Fuller               46     None                       May  2,  2000

(1)  Member  of  Executive  Committee


The persons named below are the executive officers of the Company and at the next board of directors meeting to be held on May 25, 2004, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:

                                                                   Position Held
                                         Position/Office Held      Continuously
     Name                      Age          with  Company             Since
     ----                      ---     ---------------------      ------------
     Mason  McLain              77     President                  May  6,  1969

     Robert  T.  McLain         74     1st  Vice  President       May  4,  1976

     James  L.  Tyler           56     2nd  Vice  President,      Jan  1,  2004
                                       Secretary/Treasurer

The  persons named below are not directors or executive officers of the Company,
however  they  are   advisory   directors   and  expected  to  make  significant
contributions  to  the  Company.

                                                                   Position Held
                                         Position/Office Held      Continuously
     Name                      Age          with  Company             Since
     ----                      ---     ---------------------      ------------
     Cameron  R.  McLain        45     Exploration  Manager       May   9,  1982

     Kyle  L.  McLain           49     Production  Manager        May  12,  1984

Mason  McLain,  Director  and President, and Robert T. McLain, Director and Vice
President,  are  brothers.   Cameron R. McLain, Exploration Manager, and Kyle L.
McLain,  Production  Manager,  are  sons  of  Mason  McLain.

Mason McLain became President of the Company on May 6, 1969. He had previously served as First Vice President since May 3, 1966, and as Second Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc., (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry, Mr. McLain holds a Bachelors degree in petroleum engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert T. McLain has served as Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of the Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte Candies, Inc., from 1972 to 1991. He devotes only a small portion of his time to the affairs of the Company. Mr. McLain holds a Bachelor of Science degree in Business Administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc., a NASD Broker Dealer, which he formed. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. He was Vice President with Century Investment Group, Inc., from May, 1994 to October, 1997. He was previously employed as an Account Executive with Park Avenue Securities, Inc., from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in business administration from Trinity
University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company from April 7, 1976, until he retired December 31, 2003. He served as Secretary-Treasurer and Second Vice President during his employment. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University and is a Certified Public Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc. The Company's Board of Directors has determined that Mr. Crow is an "audit committee financial expert" as that term is defined in Item 401 (e) (2) of Regulation S-B. Mr. Crow is not "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Marvin E. Harris, Jr. is President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has served as Manager of Geology at Bracken Operating, LLC since 1994, and is also a part owner. He joined Bracken Exploration Co., as an Exploration Geologist in 1981, and became Vice President of Geology until 1986. In 1986 he assisted in forming Bracken Energy Company, for whom he is an employee and a part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980, and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller Since 1992 Mr. Fuller has been Sr. Vice President, Director of Business Banking for Western Oklahoma, with the Bank of Oklahoma. Before that, he was Executive Vice President, Manager of Commercial Lending, Private Banking and Special Assets with Founders Bank. Mr. Fuller has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University.

Cameron R. McLain was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

Kyle McLain was employed as Production Manager for the Company on May 12, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

James L. Tyler was employed by the Company on August 1, 2003, and was elected Second Vice President/Secretary-Treasurer effective January 1, 2004, to replace Jerry L. Crow. Mr. Tyler devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Tyler holds a Bachelors degree from the University of Central Oklahoma, Edmond, Oklahoma and is a Certified Public Accountant in Oklahoma.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management
---------------------------------------------------------------------

The following table sets forth information regarding the only persons known by management to be beneficial owners of over 5% of the Company's voting stock at April 25, 2004.

     Name  and  Address                         Amount  &  Nature      Percent
             of                                   of  Beneficial         of
      Beneficial  Owner                              Ownership        Class (2)
     ------------------                         -----------------     ---------
     Mason  McLain  (1)                         26,608  Directly        16.04
     6801  N.  Broadway,  Suite  300             2,433  By  Wife         1.47
     Oklahoma  City,  OK  73116-9092

     Robert  T.  McLain  (1)                    11,732  Directly         7.07
     6403  N.  Grand,  #203                      3,333  By  Wife         2.01
     Oklahoma  City  OK  73116

(1)  Mason  McLain  and  Robert  T.  McLain  are  brothers.
(2) Calculations of percent of class is based on the number of shares of common stock outstanding as of April 25, 2004, excluding shares held by or for the Company.

The following table sets forth information regarding the Company's stock beneficially owned by its officers and directors at April 25, 2004.

                             Title  of     Amount  &  Nature  of       Percent
     Directors                 Class       Beneficial  Ownership      of  Class
     ---------               ---------    ----------------------      ---------
     Mason  McLain            Common      26,608  Owned  Directly        16.04
                                           2,433  By  Wife                1.47

     Robert  T.  McLain       Common      11,732  Owned  Directly         7.07
                                           3,333  By  Wife                2.01

     Robert  L.  Savage       Common       1,269  Owned  Directly          .77
                                           1,200  Owned as Custodian       .72

     Jerry  L.  Crow          Common       5,379  Owned  Directly         3.24
                                          ------                         -----
       Total  Directors                   51,954                         31.32
                                          ======                         =====
       Total  Officers  &
         Directors  as  a  Group          51,954                         31.32
                                          ======                         =====

                  INFORMATION RELATED TO THE BOARD OF DIRECTORS

Meetings
--------

The  Board  of  Directors  held  three  meetings during the Company's year ended
December  31,  2003.       All  directors  were present at all meetings with the
exception  of  R.T.  McLain  who  was  present  at  two  meetings.

Compensation
------------

Directors are compensated on a per meeting basis and only for those board meetings attended. The amount of compensation is set by a vote of the directors at each board meeting. In the years ended December 31, 2003 and December 31 2002, the directors were compensated in the amount of $1,000 for each of the meetings attended, in the year ended December 31, 2001 the directors were compensated in the amount of $500 for the first meeting and $1,000 for each of the remaining two meetings. Officers of the Company do not receive additional compensation for committee meetings.

Standing  Committees
--------------------

The Company has no standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company's stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the Pink Sheets OTC Market Report.

Based on the Company's history and experience without standing committees of the Board, the Board of Directors believes that it is appropriate for the Company to continue operations without a standing nominating committee. Each Director, including non-management Directors, participates in the consideration of the director nominees in accordance with the Company's Bylaws. Directors Marvin E. Harris, Jr., and William M. Smith are considered independent under the listing standards of NASDAQ. The Board is committed to good governance practices and is in the process of considering the adoption of written governance principles based on the Board's business judgment. Among the issues under consideration is the creation of a standing nominating committee.

                  INFORMATION RELATED TO THE NOMINATING PROCESS

Candidates  Recommended  by  Security  Holders
----------------------------------------------

Based on the Company's history and experience without such a written policy, the Board of Directors believes that it is appropriate for the Company to continue operations without a written policy with regard to the consideration of any director candidates recommended by security holders. The Board is committed to good governance practices and is in the process of considering the adoption of written governance principles based on the Board's business judgment. Among the issues under consideration is a written policy with regard to the consideration of any director candidates recommended by security holders.

Minimum  Qualifications
-----------------------

Based on the Company's history and experience without such a written policy, the Board of Directors believes that it is appropriate for the Company to continue operations without a written policy with regard to the specific, minimum qualifications that must be met by a nominee for a position on the Board of Directors. The Board is committed to good governance practices and is in the process of considering the adoption of written governance principles based on the Board's business judgment. Among the issues under consideration is a written policy with regard to the specific, minimum qualifications that must be met by a nominee for a position on the Board of Directors.

Nomination  Process
-------------------

The Board of Directors identifies and evaluates qualified nominees for director using the same process regardless of whether the nominee is recommended by an officer, director or shareholder.

                    SHAREHOLDER COMMUNICATIONS TO DIRECTORS

A shareholder may contact one or more members of the Board of Directors by writing addressed to the Company's Secretary. Anyone who has a concern about the Company's conduct, or about the Company's accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company's Secretary. Such communications may be confidential or anonymous. All such concerns will be forwarded to the appropriate Directors for review. The Board is committed to good governance practices and is in the process of considering the adoption of written governance principles based on the Board's business judgment. Among the issues under consideration is a written policy with regard to shareholder communications to the Board of Directors.

               INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

As required by the Securities and Exchange Commission Regulation S-B, Item 306, the Board of Directors has:

     1. Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003, with the appropriate company employees.

     2. Discussed with the Company's independent auditors, Grant Thornton LLP, the matters required to be discussed by the American Institute of Certified Public Accountants' Auditing Standards Board's Statement on Auditing Standards Number 61, "Communication with Audit Committees", as amended.

     3. Received the written disclosure and letter from Grant Thornton LLP required by Independent Standards Board Standard Number 1, "Independence Discussions with Audit Committees", as amended, and discussed with the independent accountant the independent accountant's independence.

     4. Based on the above noted review and discussions, the Board of Directors approved the inclusion of the Company's audited financial statements, for and as of the year ended December 31, 2003, in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Members of the Board of Directors are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith and Doug Fuller.

                            SECTION 16(a) REPORTING.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company.
Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

                       CODE OF ETHICS FOR SENIOR OFFICERS

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of Regulation S-B. The Company undertakes to provide to any person without charge, upon written request addressed to the Company's Secretary, a copy of such code of ethics.

                             EXECUTIVE COMPENSATION

In  General
-----------

As disclosed above, under "DIRECTORS AND OFFICERS" the Company qualifies as a "small business issuer" as defined under applicable Securities and Exchange

Commission Regulations; therefore, only that information as to executive compensation required of small business issuers is presented.

Compensation  of  Executive  Officers

The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person's combined annual salary and bonus exceeded $100,000 during the year ended December 31, 2003.

Summary  Compensation  Table

                                       Annual
Name  and  Current               Cash  Compensation        Long  Term       All Other
Principal Position     Year     Salary        Bonus       Compensation     Compensation
------------------     ----     ------        -----       ------------     -------------
Mason  McLain          2003    $  58,212    $  4,851          NONE         $   8,435
President              2002    $  60,480    $  5,040          NONE         $   3,000
                       2001    $  60,480    $  5,040          NONE         $   2,500

All Other Compensation includes director fees of $3,000 paid in 2003, $3,000 paid in 2001 and $2,500 paid in 2001. For 2003, all other compensation also includes $5,435 for life insurance premiums paid by the Company for a policy owned by Mason McLain.

                          RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

In  General
-----------

For the current year the executive officers will recommend the Board of Directors approve Grant Thornton LLP as the Company's principal public accountants. Grant Thornton LLP served in that capacity for the year ended December 31, 2003.

Representatives of Grant Thornton LLP are not expected to be at the annual meeting of the stockholders; however, if questions arise which require their comments, arrangements have been made to solicit their response.

Audit  Fees

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements by Grant Thornton LLP for the fiscal years ended December 31, 2002 and 2003, and the reviews of the financial statements included in the Company's Form 10-QSB for those years totaled $23,088 for 2002 and $32,602 for 2003.

Audit  -  Related  Fees

The aggregate fees billed for audit related services rendered by Grant Thornton, LLP were $412 for 2002 and $250 for 2003.

Tax  Fees

The  aggregate fees billed for Tax services rendered by Grant Thornton LLP  were
$7,475  for  2002  and  $10,785  for 2003.    All such fees were for Federal and
state  income  tax  return  preparation.

All  Other  Fees

None

                             APPROVAL OF MINUTES OF
                                 ANNUAL MEETING


Approval of the form of minutes of the 2003 annual meeting does not amount to ratification of any action taken at such meeting.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the next annual meeting of the stockholders which is scheduled for May 24, 2005, should be received in the Company's offices at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092, not later than Friday, December 31, 2004.

                                  OTHER MATTERS

Management knows of no other business which will be presented for consideration at the annual meeting, other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxies or their substitutes to vote in accordance with their judgment on such matters.


                                           By Order of the Board of Directors,



                                           /s/  Mason  McLain

                                           Mason  McLain,
                                           President






Dated  April  23,  2004
Oklahoma  City,  Oklahoma